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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           March 30, 1998
                                                  ------------------------------

                            IXC Communications, Inc.
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             (Exact name of registrant as specified in its charter)

        Delaware                          0-20803                74-2644120
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(State or other jurisdiction            (Commission           (I.R.S. Employer
    of incorporation)                   File Number)         Identification No.)

           1122 Capital of Texas Highway South, Austin, Texas    78746
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                (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code       (512) 328-1112
                                                  ------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)
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ITEM 5.   OTHER EVENTS.

          On March 30, 1998, IXC Communications, Inc. (the "Company") completed an offering (the "Convertible Preferred Offering") of $135 million of its 6 3/4% Cumulative Convertible Preferred Stock (the "1998 Convertible Preferred Stock") issued in the form of depositary shares (2,700,000 depositary shares at $50 per share) to qualified institutional buyers under Rule 144A of the 1933 Securities Act. The 1998 Convertible Preferred Stock is convertible at any time into Common Stock at the option of the holder. In connection with the Convertible Preferred Offering, a copy of the Purchase Agreement, Registration Rights Agreement, Deposit Agreement and Certificate of Designation are attached hereto as Exhibits
4.1 through 4.4 and are hereby incorporated by reference herein. Also attached as Exhibit 99.1 is a press release issued by the Company dated March 31, 1998, which is hereby incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)       EXHIBITS

           4.1 Purchase Agreement dated as of March 25, 1998, by and among IXC Communications, Inc., Goldman, Sachs & Co., Credit Suisse First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated
           4.2 Registration Rights Agreement dated March 30, 1998, by and among IXC Communications, Inc., Goldman, Sachs & Co., Credit Suisse First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated
           4.3 Deposit Agreement dated as of March 30, 1998, by and among IXC Communications, Inc. and BankBoston, N.A.
           4.4 Certificate of Designation of Powers, Preferences and Relative, Participating, Optional and Other Special Rights of 6 3/4% Cumulative Convertible Preferred Stock and Qualifications, Limitations and Restrictions Thereof
          99.1      Press release dated March 31, 1998, as amended


                                       2.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  April 6, 1998

                                        IXC Communications, Inc.



                                        By:  /s/ JAMES F. GUTHRIE
                                           -------------------------------------
                                             James F. Guthrie
                                             Chief Financial Officer


                                       3.
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                                 EXHIBIT INDEX

Exhibit
Number         Description
------         -----------

 4.1           Purchase Agreement dated as of March 25, 1998, by and among IXC
               Communications, Inc., Goldman, Sachs & Co., Credit Suisse First
               Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith
               Incorporated and Morgan Stanley & Co. Incorporated
 4.2           Registration Rights Agreement dated March 30, 1998, by and among
               IXC Communications, Inc., Goldman, Sachs & Co., Credit Suisse
               First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith
               Incorporated and Morgan Stanley & Co. Incorporated
 4.3           Deposit Agreement dated as of March 30, 1998, by and among IXC
               Communications, Inc. and BankBoston, N.A.
 4.4           Form of Certificate of Designation of Powers, Preferences and
               Relative, Participating, Optional and Other Special Rights of 6
               3/4% Cumulative Convertible Preferred Stock and Qualifications,
               Limitations and Restrictions Thereof
 99.1          Press release dated March 31, 1998, as amended


                                       4.